SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Franklin Gold Fund
                (Name of Registrant as Specified In Its Charter)

                             Franklin Gold Fund
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:




                              FRANKLIN GOLD FUND

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for March 14, 2000 at 2:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 1 of the proxy statement.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.


We welcome your comments. If you have any questions, call Shareholder Services at 1-800/DIAL BEN(R) (1-800/342-5236).


                         TELEPHONE AND INTERNET VOTING


For your convenience, you may be able to vote by telephone or through the internet 24 hours a day. A control number is provided on your proxy card and separate instructions are enclosed.



A LETTER FROM THE CHAIRMAN

Dear Fellow Shareholders:

I am writing to request that you consider nine matters relating to your investment in Franklin Gold Fund (the "Fund"). The Board of Directors asks that you cast your vote in favor of:

     1. Electing a Board of Directors;

     2. Ratifying the appointment by the Directors of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ending July 31, 2000;

     3. Modifying the Fund's current investment criteria to include other precious metals (platinum, palladium and silver), in addition to gold as the principal investment focus, and amending the Fund's charter to change the Fund's name to reflect its revised investment focus;

     4. Changing the classification of the Fund from a diversified to a non-diversified fund;

     5. Amending five of the Fund's fundamental investment restrictions;

     6. Eliminating six of the Fund's fundamental investment restrictions;

     7. Reorganizing the Fund from a California corporation to a Delaware business trust;

     8. Amending the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved; and

     9. Granting proxyholders the authority to vote upon any other business that may properly come before the meeting or any adjournment.

We urge you to confirm the Board's recommendations by electing the nominated Directors and ratifying the selection of the independent auditors.

We have proposed modifying the Fund's investment criteria to include other precious metals such as platinum, palladium and silver, in addition to gold, as the Fund's principal investment focus in order to expand the Fund's ability to invest in a broader range of companies thereby increasing the Fund's liquidity. The proposed change is intended to allow the Fund to better manage the volatility of changing market conditions. A change in the Fund's investment focus also will require amending the Fund's charter to change to the Fund's name, since gold would no longer be the only metal in which the Fund would be permitted to invest.

We also have proposed a change to the classification of the Fund from a diversified to a non-diversified investment company. If approved, the Fund would be permitted to invest all of its assets in the securities of relatively few issuers. In addition, we have proposed amending or eliminating certain fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives. We also have proposed that the Fund be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations. Finally, in the event that the proposal to reorganize the Fund from a California corporation to a Delaware business trust is not approved, you are being asked to approve an amendment to the Fund's charter to increase the number of shares that the Fund is authorized to sell. An increase in capital would enable the Fund to increase its asset size, which would provide the Fund with additional investment opportunities.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Directors, thank you in advance for considering these issues and for promptly returning your proxy card.

                                   Sincerely,

                                   Charles B. Johnson

                                   Chairman of the Board


FRANKLIN GOLD FUND

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                         TO BE HELD ON MARCH 14, 2000

A Special Shareholders' Meeting ("Meeting") of Franklin Gold Fund (the "Fund"), will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 2:00 p.m. (Pacific time), on March 14, 2000.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

     1. To elect a Board of Directors.

     2. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ending July 31, 2000.

     3. To modify the Fund's investment focus and to change the Fund's name (includes two (2) Sub-Proposals):

        (a)To modify the Fund's current investment criteria to include other precious metals (platinum, palladium and silver), in addition to gold as the principal investment focus;

        (b)To amend the Fund's charter to change the Fund's name to reflect its new investment focus, in the event that Sub-Proposal 3(a) is approved.

     4. To change the classification of the Fund from a diversified to a non-diversified fund.


     5. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):


        (a)To amend the Fund's fundamental investment restriction regarding borrowing;

        (b)To amend the Fund's fundamental investment restriction regarding underwriting;

        (c)To amend the Fund's fundamental investment restriction regarding lending;

        (d)To amend the Fund's fundamental investment restriction regarding investments in real estate and commodities; and

        (e)To amend the Fund's fundamental investment restriction regarding issuing senior securities.

     6. To approve the elimination of certain of the Fund's fundamental investment restrictions.

     7. To approve the reorganization of the Fund from a California corporation to a Delaware business trust.

     8. To amend the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved.

     9. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed January 24, 2000 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                                   By Order of the Board of Directors,

                                   Deborah R. Gatzek
                                   Secretary

San Mateo, California

February 1, 2000





Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.





TABLE OF CONTENTS

                                                                                                           Page

PROXY STATEMENT

Question and Answer                                                                            1

Proposal 1:  To Elect a Board of Directors                                                     3

Proposal 2:  To Ratify the Selection of PricewaterhouseCoopers LLP as
             Independent Auditors for the Fund                                                10

Proposal 3:  To Modify the Fund's Investment Focus and To Change the Fund's Name
             (Includes Two (2) Sub-Proposals)                                                 10

        3a:  To Modify the Fund's Current Investment Criteria to Include Other
             Precious Metals (platinum, palladium and silver) as the
             Principal Investment Focus                                                       10

        3b:  To Amend the Fund's Charter to Change the Fund's Name to
             Reflect Its Revised Investment Focus, in the Event that
             Sub-Proposal 3a is Approved.                                                     11

Proposal 4:  To Change the Classification of the Fund From a Diversified to a
             Non-Diversified Fund                                                             12

Proposal 5:  To Approve Amendments to Certain of the Fund's
             Fundamental Investment Restrictions (Includes Five (5) Sub-Proposals)            15

        5a:  Borrowing                                                                        15

        5b:  Underwriting                                                                     16

        5c:  Lending                                                                          16

        5d:  Real Estate and Commodities                                                      17

        5e:  Issuing Senior Securities                                                        18

Proposal 6:  To Approve the Elimination of Certain of the Fund's
             Fundamental Investment Restrictions                                              19

Proposal 7:  To Approve the Reorganization of the Fund From a
             California Corporation to a Delaware Business Trust                              22

Proposal 8:  To Amend the Fund's Charter to Increase the Fund's Authorized Capital
             in the Event that Proposal 7 is Not Approved                                     26

Proposal 9:  Other Business                                                                   27

TABLE OF CONTENTS (CONTINUED)

                                                                                                           Page

EXHIBITS

Exhibit A:   Fundamental Investment Restrictions
             Proposed to be Amended or Eliminated                                             31

Exhibit B:   Form of Agreement and Plan of Reorganization                                     35

Exhibit C:   Comparison and Significant Differences Between Delaware Business Trusts
             and California Corporations                                                      39



FRANKLIN GOLD FUND

                                PROXY STATEMENT

(C)  INFORMATION ABOUT VOTING

   Who is asking for my vote?

   The Board of Directors of Franklin Gold Fund (the "Fund") in connection with the Special Shareholders' Meeting of the Fund to be held March 14, 2000 (the "Meeting"), have requested your vote on several matters.

   Who is eligible to vote?

   Shareholders of record at the close of business on January 24, 2000 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about February 1, 2000.

   On what issues am I being asked to vote?

   You are being asked to vote on the following proposals:

   1. To elect a Board of Directors;

   2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending July 31, 2000;

   3. To modify the Fund's current investment criteria to include other precious metals (platinum, palladium and silver) in addition to gold as the principal investment focus; and to amend the Fund's charter to change the Fund's name to reflect its revised investment focus;

   4. To change the classification of the Fund from a diversified to a non-diversified fund;

   5. To amend certain of the Fund's fundamental investment restrictions;

   6. To eliminate certain of the Fund's fundamental investment restrictions;

   7. To approve the reorganization of the Fund from a California corporation to a Delaware business trust;

   8. To amend the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved; and

   9. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

   How do the Directors recommend that I vote?

   The Directors unanimously recommend that you vote:

   1. FOR the election of all nominees as Directors;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending July 31, 2000;

   3. FOR the modification of the Fund's current investment criteria to include other precious metals (platinum, palladium and silver) in addition to gold as the principal investment focus, and FOR the amendment to the Fund's charter to change the Fund's name to reflect its revised investment focus;

   4. FOR the change of the classification of the Fund from a diversified to a non-diversified fund;

   5. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

   6. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated;

   7. FOR the reorganization of the Fund from a California corporation to a Delaware business trust;

   8. FOR the amendment to the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved; and

   9. FOR the proxyholders to vote, in their discretion, on any other business as may properly come before the Meeting or any adjournment thereof.

   How do I ensure that my vote is accurately recorded?


   You may attend the Meeting and vote in person or you may complete and return the proxy card. You may also vote by telephone or through the internet. A control number is provided on your proxy card and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 9, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 9, your shares will be voted IN FAVOR of the nominees for the Board of Directors (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal
   2), IN FAVOR of modifying the Fund's current investment policy to include other precious metals, and amending the Fund's charter to change the Fund's name to reflect its revised investment focus, (Sub-Proposals 3a-3b), IN FAVOR of changing the classification of the Fund from a diversified to a non-diversified fund (Proposal 4), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 5a-5e), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 6), IN FAVOR of the reorganization of the Fund from a California corporation to a Delaware business trust (Proposal 7), IN FAVOR of amending the Fund's charter to increase the Fund's authorized capital (Proposal 8), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 9).


   May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.


  THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS

Who are the nominees for the Board of Directors?

The Board of Directors consists of nine (9) persons. The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet monthly and review the Fund's performance. The Directors also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.


The nominees for election to the Board of Directors are: Frank H. Abbott, III, Harris J. Ashton, Harmon E. Burns, S. Joseph Fortunato, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W. T. LaHaye, Gordon S. Macklin and R. Martin Wiskemann (collectively, the "Nominees") who presently comprise the entire Board. All nine Directors are directors and/or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds"). In addition, Harmon E. Burns, Charles B. Johnson and Rupert H. Johnson, Jr. are senior officers of Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agency and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN).


Each Nominee is currently eligible and has consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors, and the election and qualification of their successors. Election of a Director is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected. If any of the Nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Fund and shares of all of the investment companies in the Franklin Templeton Group of Funds.

                                                           Shares Beneficially
                                                              Owned in the
                                            Fund Shares     Franklin Templeton
                                        Owned Beneficially    Group of Funds
                                          and % of Total      (including the
Name and Principal Occupation             Outstanding on       Fund) as of
During Past Five Years and Age          December 31, 1999    December 31, 1999


Frank H. Abbott, III (78)                         -0-          923,418.578
1045 Sansome Street
San Francisco, CA 94111
Director since 1968


President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and
Vacu-Dry Co. (food processing) (until 1996).


Harris J. Ashton (67)                             -0-         1,509,048.371
191 Clapboard Ridge Road
Greenwich, CT 06830
Director since 1982


Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton
Group of Funds; and formerly, President, Chief
Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until 1998).


Harmon E. Burns* (54)                             -0-           731,593.494
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1986 and Director since 1993

Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Executive Vice
President and Director, Franklin Templeton
Distributors, Inc. and Franklin Templeton Services,
Inc.; Executive Vice President, Franklin Advisers,
Inc.; Director, Franklin Investment Advisory
Services, Inc. and Franklin/Templeton Investor
Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin
Templeton Group of Funds.

S. Joseph Fortunato (67)                          -0-          583,059.442
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945
Director since 1989


Member of the law firm of Pitney, Hardin, Kipp &
Szuch; and director or trustee, as the case may be, of 49 of the investment companies in the Franklin
Templeton Group of Funds.


Charles B. Johnson*+ (67)                   3,453,543.788** 22,129,667.526
777 Mariners Island Blvd.
San Mateo, CA 94404
Chairman of the Board since 1993 and Director since 1976


Chairman of the Board, Chief Executive Officer,
Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Chairman of the Board and
Director, Franklin Advisers, Inc. and Franklin
Investment Advisory Services, Inc.; Vice President,
Franklin Templeton Distributors, Inc.; Director,
Franklin/Templeton Investor Services, Inc. and Franklin
Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in the Franklin
Templeton Group of Funds.


Rupert H. Johnson, Jr.*+ (59)                     -0-       15,174,056.286
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1973 and Director since 1982


Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Executive Vice
President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers,
Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory
Services, LLC; Director, Franklin/Templeton
Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
and of 51 of the investment companies in the Franklin Templeton Group of Funds.


Frank W. T. LaHaye (70)                        382.398**     1,281,673.248
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014
Director since 1968

Chairman, Peregrine Venture Management Company
(venture capital); Director, The California Center for Land Reclamation (redevelopment); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton
Group of Funds; and formerly, General Partner,
Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (71)                            -0-         443,627.510
8212 Burning Tree Road
Bethesda, MD 20817
Director since 1997

Director, Martek Biosciences Corporation, MCI
WorldCom, Inc. (information services), MedImmune,
Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd.
(holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in the Franklin
Templeton Group of Funds; and formerly, Chairman,
White River Corporation (financial services) and
Hambrecht & Quist Group (investment banking), and
President, National Association of Securities
Dealers, Inc.

R. Martin Wiskemann* (72)                       1,805.246** 13,362,650.244
777 Mariners Island Blvd.
San Mateo, CA 94404
President since 1993 and Director since 1968


Senior Vice President, Portfolio Manager and
Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin
Templeton Group of Funds; and formerly, Vice
President and Director, ILA Financial Services,
Inc. (until 1998).


*This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of Directors. Messrs. Burns, Johnson, Johnson, Jr. and Wiskemann are interested persons due to their employment affiliation with Resources and with Franklin Advisers, Inc., the Fund's investment manager. The remaining Directors ("noninterested Directors") are not interested persons of the Fund. +Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
**Less than 1% of the outstanding shares of the Fund.


How often do the Directors meet and what are they paid?

The Directors anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the investment management services furnished to the Fund by Franklin Advisers, Inc. ("Franklin Advisers") and various other service providers. Franklin Advisers is wholly owned by Resources. The Fund pays the noninterested Directors $150 per month plus $150 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting.


During the fiscal year ended July 31, 1999 there were 11 meetings of the Board and two meetings of the Audit Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meetings of the Audit Committee.

Certain Directors and executive officers ("Executive Officers") of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by Franklin Advisers and its affiliates. Franklin Advisers or its affiliates pay the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Fund expenses.

The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table shows the fees paid to noninterested Directors by the Fund and by the Franklin Templeton Group of Funds.





                                                                                  Number of Boards in the
                                                           Total Fees Received From  Franklin Templeton
                                       Total Fees Received  the Franklin Templeton   Group of Funds on
Name                                   from the Fund1 ($)    Group of Funds2 ($)     which Each Serves3

Frank H. Abbott, III                          2,345             156,060               27
Harris J. Ashton                              2,745             363,165               47
S. Joseph Fortunato                           2,560             363,238               49
Frank W.T. LaHaye                             2,495             156,060               27
Gordon S. Macklin                             2,745             363,165               47


1. For the fiscal year ended July 31, 1999.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.


The preceding table indicates the total fees paid to Directors by the Fund individually, and by all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable noninterested Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds, and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for Board members elected for the first time to a Board. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?


Executive Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer (with the exception of Messrs. Burns, Johnson, Johnson, Jr. and Wiskemann, whose biographical information is included above), is a brief description of his or her recent professional experience:


Name, Address, and Offices with the Fund     Principal Occupation During Past
                                             Five Years and Age
-------------------------------------------------------------------------------

Martin L. Flanagan
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Chief Financial Officer since 1995

President, Member - Office of the President, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds. Age 39.


Deborah R. Gatzek
777 Mariners Island Blvd.
San Mateo, CA 94404
Secretary since 1986

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 33 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000). Age 51.

David Goss
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since January 2000

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc.; President and Chief Executive Officer, Franklin Properties, Inc.; officer of 27 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996). Age 52.

Barbara J. Green
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
Vice President since January 2000

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 46 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts). Age 52.

Edward V. McVey
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1985

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds. Age 62.

Kimberley Monasterio
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since 1999

Vice President, Franklin Templeton Services, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds. Age 36.

Murray L. Simpson
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since January 2000

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer of 27 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999). Age 62.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 1

          PROPOSAL 2: TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

How are independent auditors selected?


The Board has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are noninterested Directors. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the Fund's accounting and financial policies, practices and internal controls, and submits a recommendation to the full Board as to the selection of independent auditors.


Which independent auditors did the Board select?


For the current fiscal year, the Board, including all of the noninterested Directors, selected as auditors the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund since inception until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated July 31, 1999, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders.


Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 2

PROPOSAL 3: TO MODIFY THE FUND'S INVESTMENT FOCUS AND TO
CHANGE THE FUND'S NAME (this Proposal involves separate votes on two (2) Sub-Proposals)

Sub-Proposal 3a: To modify the Fund's current investment criteria to include other precious metals (platinum, palladium and silver), in addition to gold as the principal investment focus.


Why is the Board proposing to modify the Fund's current investment criteria and permit the Fund to expand its investments in other precious metals, in addition to gold?


The Fund currently invests at least 65% of its total assets in equity securities of companies that mine, process, or deal in gold. The declining gold price over the past few years has resulted in a decline in the number of companies that meet the Fund's investment criteria. Even if there is a significant rebound in the price of gold, management believes that it will take several years for the universe of companies in which the Fund may invest to expand. Management has determined, and has reported to the Board, that the current environment for gold equity securities is likely to result in further consolidation within the gold industry. Such consolidation in conjunction with volatile market conditions makes managing the Fund more difficult. In order to enhance investment opportunities, management is recommending that the Fund modify its principal investment criteria to expand its ability to invest in companies that mine, process or otherwise deal in other precious metals, in addition to gold.

Presently, the Fund concentrates (invests more than 25% of its total assets) in companies that mine, process and deal in both gold and other precious metals, such as silver, platinum, and palladium. If shareholders approve this Sub-Proposal 3a, the Fund would be permitted to increase its investment in the equity securities related to these other precious metals. Accordingly, the Fund would no longer be required to invest up to 65% of its total assets in the equity securities of gold companies only. Instead, the Fund would be permitted to invest up to 65% of its total assets in the equity securities of companies that mine, process or deal in both gold and other precious metals. It is anticipated that this change would provide the Fund with additional flexibility to pursue its investment objectives through investment in a larger universe of companies. This proposal is not intended to change the Fund's traditional focus on gold. However, expanding the ability of the Fund to invest in companies associated with other precious metals is intended to allow the Fund to better manage the market volatility that the current historically low gold price has created.

Sub-Proposal 3b: To amend the Fund's charter to change the Fund's name to reflect its revised investment focus, in the event that Sub-Proposal 3a is approved.

Why is the Board recommending that the Fund change its name?

The Board is recommending that shareholders approve changing the Fund's name to the "Franklin Gold and Precious Metals Fund." If shareholders approve the change to the Fund's investment criteria as described in Sub-Proposal 3a, under the federal securities laws, the Fund would be required to change its name. A fund's name must be consistent with its investment focus, and may not be either deceptive or misleading. If a fund's name implies that it will invest primarily in a certain type of security, the fund is required to have a policy that, under normal circumstances, at least 65% of the value of its total assets will be invested in that type of security. The Fund's current name implies that the Fund invests primarily in gold-related securities, and in fact, it has been the Fund's policy to invest at least 65% of its assets in gold-related securities. If the Fund changes its investment criteria to expand its ability to invest in securities related to precious metals other than gold equity securities, such as platinum, palladium and silver, the Fund may no longer be investing at least 65% of its assets in gold equity securities, as the name "Franklin Gold Fund" implies. Therefore, the Fund would not be able to continue to use the name "Franklin Gold Fund" since that name would be considered misleading.

Modifying the Fund's investment criteria as described in Sub-Proposal 3a will result in the Fund investing approximately 65% of its assets in the equity securities of companies associated with gold and other precious metals. For this reason the Board has recommended that, if Sub-Proposal 3a is approved, the name of the Fund be changed to the "Franklin Gold and Precious Metals Fund." If Sub-Proposal 3a is not approved by the shareholders, the Fund will not change its name, regardless of whether Sub-Proposal 3b is approved.

   Why is the Fund's charter being amended to change the Fund's name?

In order to legally change the Fund's name, shareholders must approve an amendment to the Fund's Articles of Incorporation, as amended and restated (the "Articles"). Presently, Article First of the Fund's Articles states the following: "The name of this corporation is Franklin Gold Fund." If approved, Article First of the Fund's Articles would be amended to read as follows:
"The name of this corporation is Franklin Gold and Precious Metals Fund." Approval of the amendment would also have the effect of changing the Fund's name in any other location in the Articles where the name appears. Approval of this amendment, and filing the amendment with the State of California, would legally change the name of the Fund.

If the proposal to reorganize the Fund as a Delaware business trust is approved (see Proposal 7), the name of the new Delaware business trust would be the "Franklin Gold and Precious Metals Fund." Accordingly, no amendment to the Fund's corporate charter would be filed, since the Fund would no longer be a California corporation. However, if the Fund is not reorganized into a Delaware business trust, it would still be required to file the amendment to the Articles to change the Fund's name under California law.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 3a-3b

PROPOSAL 4: TO CHANGE THE CLASSIFICATION OF THE FUND FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND

What does the Fund's current classification as "diversified" mean?

The Fund is currently classified as "diversified" according to the Investment Company Act of 1940, as amended ("1940 Act"). This classification requires the Fund to have an investment policy prohibiting it, as to 75% of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities or securities of other investment companies), and to not more than 10% of the outstanding voting securities of such issuer. The Fund's current investment limitations are even more restrictive since the Fund is prohibited, as to 100% of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities). Under the 1940 Act, the remaining 25% of the Fund's total assets may be invested without regard to the 5% and 10% limitations. Consistent with many mutual funds, the Fund, while having claimed diversified status since its inception, also has two fundamental investment restrictions summarizing the diversification requirements of the 1940 Act. These restrictions, which currently appear in the Fund's Statement of Additional Information as restrictions 1 and 2, state that the Fund may not:

     1. Purchase the stock or securities of any issuer other than those of the U.S. or its instrumentalities, if at the time of the investment the effect thereof shall be to cause more than 5% of the value of its assets to be invested at such time in the securities of the issuer.

     2. As to 75% of its total assets, purchase stock or securities of an issuer, other than the U.S. or its instrumentalities, if the effect thereof shall be to cause more than 10% of the voting securities of such issuer to be held by the fund.

The Fund's investment adviser, Franklin Advisers, has recommended changing the Fund's classification from "diversified" to "non-diversified." Under the 1940 Act, a change from diversified to non-diversified status requires a shareholder vote. In addition, elimination of a fundamental investment restriction requires such a vote. If Proposal 4 is approved by shareholders, the Fund's diversification status would change, and its current fundamental investment restrictions 1 and 2 regarding diversification would be eliminated.

Why is the Board recommending a change to the Fund's current classification?

Franklin Advisers has described to the Board that in the gold and precious metals industries, investment opportunities are concentrated in a relatively small number of companies. The diversified nature of the Fund, which requires it to invest in a greater number of companies, is impeding the Fund's ability to fully benefit from the performance of certain securities which comprise a significant percentage of the Fund's investments. Thus, the non-diversified status of the Fund puts it at a competitive disadvantage compared with other funds which have the ability to invest in the securities of fewer companies.

Changing the Fund to non-diversified would help provide the Fund with additional investment flexibility that, in light of the Fund's focus, would be in the best interests of shareholders. Although greater investment flexibility would result from a change to non-diversified status, it should be noted that the Fund intends to continue to operate in compliance with diversification requirements of the Internal Revenue Code of 1986, as amended, ("Code") in order to qualify as a regulated investment company under the Code. These Code provisions require that the Fund limit its investments so that, at the close of each quarter of its taxable year: (i) not more than 25% of its total assets are invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer; and (ii) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), government securities and securities of other regulated investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of the issuer.

What are the risks of such a change to the Fund's diversification status?

Changing the Fund to non-diversified involves potential risks, including the potential that changes in the value of a single company's securities may have a greater effect on the Fund's performance and share price than if the Fund remained diversified. The gold and precious metals markets are relatively limited and there are fewer companies in which to invest. Therefore, a decrease in the price of a small number of companies could negatively impact the net asset value of the Fund.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 4


                       INTRODUCTION TO PROPOSALS 5 AND 6.

Why is the Fund amending or eliminating certain of its fundamental investment restrictions?

The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval.


After the Fund was formed in 1968, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. The fundamental investment restrictions to which the Fund is presently subject are listed in the Fund's Statement of Additional Information as well as the Fund's By-Laws. Amending or eliminating these restrictions by approving Proposals 5 and 6 will have the effect of amending both the Statement of Additional Information and the Fund's By-Laws.


By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Directors believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

The proposed restrictions satisfy current federal regulatory requirements, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 5 separately.


PROPOSAL 5: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
(this Proposal involves separate votes on Sub-Proposals 5a - 5e)


Sub-Proposal 5a: To amend the Fund's fundamental investment restriction regarding borrowing.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

What effect will amending the current borrowing restriction have on the Fund?

As described in the Fund's current investment restriction 3, the Fund is presently limited to borrowing up to 5% of assets, rather than the 331/3% allowed under current law. The proposed restriction would increase this borrowing limit to the legally permissible limit of 331/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes; but (3) in any event all borrowings must not exceed 331/3% of total assets. The Fund's current restriction also states that the Fund may not borrow in excess of 5% "for direct investment in securities." The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The SEC recently granted an exemptive order to the Fund, together with other funds in the Franklin Templeton Group of Funds, permitting the Fund to borrow money from affiliated Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

   Sub-Proposal 5b: To amend the Fund's fundamental investment restriction regarding underwriting.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.


The Fund's current restriction 5 relating to underwriting is combined with a restriction relating to investing in illiquid securities. Approval of Sub-Proposal 5b would result in the separation of the Fund's underwriting restriction from the Fund's fundamental investment restriction relating to investing more than 10% in illiquid securities. The restriction on investing in illiquid securities is proposed to be eliminated (see Proposal 6).


What effect will amending the current underwriting restriction have on the Fund?

The proposed restriction is similar to the current investment restriction 5. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

Sub-Proposal 5c: To amend the Fund's fundamental investment restriction regarding lending.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions. In addition, the Fund's current fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the current lending restriction have on the Fund?

The proposed restriction is similar to the Fund's current restriction 4, but would provide the Fund with greater lending flexibility. Although the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies. The Franklin Templeton Group of Funds, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

Sub-Proposal 5d: To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions that govern the Fund's ability to invest in real estate and commodities. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

What effect will amending the real estate and commodities restrictions have on the Fund?

The proposed restriction will combine the limitations on investing in both real estate and commodities into one restriction.

Real Estate: The proposed restriction is exactly the same as the real estate limitation contained in the Fund's current restriction 9. Accordingly, the Fund will continue to be prohibited from directly purchasing or selling real estate, but will be permitted to purchase or sell securities of real estate investment trusts.

The Fund's current restriction 9 relating to real estate is combined with a restriction relating to investments in other investment companies. The adoption of this Sub-Proposal would result in the separation of the Fund's real estate restriction from the Fund's fundamental investment restriction relating to investments in other investment companies. This restriction on investing in other investment companies is proposed to be eliminated (see Proposal 6).

Commodities: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.


The proposed restriction retains the carve-outs for gold bullion and gold coins that are contained in the Fund's current restriction number 8. In addition, the proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in financial futures contracts and related options, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options as a result of this change. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.


Sub-Proposal 5e: To amend the Fund's investment restriction regarding issuing senior securities.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

What effect will amending the restriction regarding issuing senior securities have on the Fund?

The proposed senior securities restriction is similar to the Fund's current non-fundamental restriction 5. The proposed restriction would permit the Fund to engage in forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act.
The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

If approved, the proposed restriction would be fundamental. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction and making it fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 5a-5e

PROPOSAL 6: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

Which six (6) fundamental investment restrictions are the Board recommending that the Fund eliminate?

Some of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 6, 7, 10, 11 and certain parts of restrictions 5 and 9, among its fundamental investment restrictions. Franklin Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions should be eliminated.

The exact wording of these six restrictions, (referred to in this Proposal 6 as the "Restrictions") has been included in Exhibit A, which is entitled, "Current Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

Illiquid and Restricted Securities:

The Fund's current fundamental investment restriction number 5 limits the Fund's ability to invest more than 10% of its assets in illiquid securities, including certain securities with legal or contractual restrictions on resale. This restriction arose out of an SEC staff position which is not required to be fundamental. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its policy relating to investments in illiquid securities is fundamental. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

Control or Management:

The Fund's current fundamental investment restriction number 6 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

Securities on Margin and Short Sales:

The Fund's current fundamental investment restriction number 7 limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin and selling securities short, should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to sell securities short, while no longer required to be fundamental, raises senior security issues. Accordingly, the Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 5e). Under the proposed restriction, the Fund would be permitted to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the SEC. The Fund's ability to purchase securities on margin also raises senior security issues and is similarly prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend, to engage in these investment activities.

Investment in Other Investment Companies:

The Fund's current restriction 9 limits the Fund's ability to invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization. This restriction 9, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

The current restriction permits investments by the Fund in shares of a money market fund, subject to certain conditions. Although eliminating the present restriction would continue to permit the Fund to invest cash held at the end of the day in money market funds, it would not subject the Fund to the limiting conditions on investing in money market funds contained in the current restriction. The Fund, together with the other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") which permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.


Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities.


Securities with Unlimited Liability:

The Fund's current fundamental investment restriction 10 limits the Fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the Fund. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. Securities that are assessable have potentially unlimited liability and generally are considered to be senior securities. The Fund's policy regarding senior securities is discussed in Sub-Proposal 5e. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding investments in securities with unlimited liability.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.

Management Ownership of Securities:

The Fund's current restriction number 11 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its investment manager, Franklin Advisers. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions in this area would still apply to the Fund.

Why is the Board recommending that the Restrictions be eliminated, and what effect will their elimination have on the Fund?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

What are the risks, if any, in eliminating the Restrictions?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 6

PROPOSAL 7: TO APPROVE THE REORGANIZATION OF THE FUND FROM A CALIFORNIA CORPORATION TO A DELAWARE BUSINESS TRUST

What will the Reorganization mean for the Fund and its shareholders?


The Directors recommend that you approve a change in the form of organization of the Fund from a California corporation to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Fund, (referred to in this Proposal 7 as the "CA Corporation") in the form of a newly created Delaware business trust, named "Franklin Gold and Precious Metals Fund" (and referred to in this Proposal 7 as the "DE Trust").


The DE Trust will have the same investment objective, policies and restrictions as the CA Corporation. This means that the DE Trust's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3, 4, 5 and 6 of this proxy statement. The Directors, officers and employees will be the same, and will operate the DE Trust in the same manner as they previously operated the CA Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Trust that is equivalent to your interest in the CA Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

Why are the Directors recommending that I approve the Reorganization?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as California corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the DE Trust.

A comparison of the Delaware business trust law and the California General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the CA Corporation, are included in Exhibit C, which is entitled, "Comparison and Significant Differences Between Delaware Business Trusts and California Corporations."

The Reorganization also would increase uniformity among the Franklin Templeton Group of Funds, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

What are the procedures and consequences of the Reorganization?

Upon completion of the Reorganization, the DE Trust will continue the business of the CA Corporation with the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the CA Corporation. The DE
Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the CA Corporation. As the successor to the CA Corporation's operations, the DE Trust will adopt the CA Corporation's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the CA Corporation. To accomplish the Reorganization, the Plan provides that the CA Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the CA Corporation, which will then distribute those shares pro rata to you as a shareholder of the CA Corporation. Through this procedure you will receive exactly the same number and dollar amount of shares of the DE Trust as you previously held in the CA Corporation. The net asset value of each share of the DE Trust will be the same as that of the CA Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the CA Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the CA Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the CA Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the CA Corporation will continue to operate as a corporation under the laws of the State of California.

What effect will the Reorganization have on the current investment management agreement?

As a result of the Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and Franklin Advisers. The new management agreement will be identical to the current management agreement between Franklin Advisers and the CA Corporation. It is anticipated that there will be no material change to the investment management agreement as a result of the Reorganization.

What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

The DE Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the CA Corporation. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the CA Corporation.

As of the effective date of the Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the CA Corporation. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

What is the effect of shareholder approval of the Reorganization?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of Directors; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund.

Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of:
(1) the election of the Directors of the CA Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust1; (2) the selection of PricewaterhouseCoopers LLP as independent auditors for the DE Trust; and (3) a new investment management agreement between the DE Trust and Franklin Advisers, which is substantially identical to the investment management agreement currently in place for the CA Corporation.

Prior to the Reorganization, the officers will cause the CA Corporation, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?


The DE Trust was created on November 16, 1999 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. The shares of the DE Trust will be allocated into four classes to correspond to the current four classes of shares of the CA Corporation.


1The Directors of a Delaware business trust are referred to as Trustees.

As of the effective date of the Reorganization, shares of the respective classes of the CA Corporation and the DE Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the CA Corporation will have equal voting and liquidation rights and have one vote per share. The DE Trust also will have the same fiscal year as the CA Corporation.

Who will bear the expenses of the Reorganization?

Since the Reorganization will benefit the CA Corporation and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the CA Corporation, whether or not the Reorganization is approved by shareholders.

Are there any tax consequences for shareholders?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the CA Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the CA Corporation, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the CA Corporation for the shares of the DE Trust, the transfer of such shares to the holders of shares of the CA Corporation, and the liquidation and dissolution of the CA Corporation pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the CA Corporation, the DE Trust, or shareholders of either the CA Corporation or the DE Trust.

What if I choose to sell my shares at any time?

A request to sell CA Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the CA Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

What is the effect of my "Yes" vote?


By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware business trust, with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements that are substantially identical to those of the CA Corporation.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 7



PROPOSAL 8: TO AMEND THE FUND'S CHARTER TO INCREASE THE FUND'S AUTHORIZED CAPITAL IN THE EVENT THAT PROPOSAL 7
IS NOT APPROVED

Why does the Fund need to increase its authorized capital?

Under its Articles, the Fund has an authorized capital of one hundred million shares, which means that the Fund may currently issue (sell) one hundred million shares of its stock. As the Fund has grown over the years, it has sold much of its authorized capital. In order for the Fund to continue selling its shares, shareholders must approve an increase in the number of shares that the Fund has authority to sell.

Management has recommended, and the Board has agreed, that the Fund's authorized capital should be increased by fifty (50) million shares, from the current one hundred (100) million authorized shares, to a total of one hundred fifty (150) million authorized shares.

Increasing the authorized capital of the Fund will enable the Fund to sell more shares, which in turn is expected to help the Fund increase its asset size. An increase in asset size will provide additional benefits to both the Fund and to your investment in the Fund. As the Fund's assets grow, it may be in a position to use these additional funds to place larger buy and sell orders. In so doing, the Fund may be able to take advantage of certain investment opportunities, and achieve economies of scale, that may be unavailable to smaller orders.

Why is the Fund's charter being amended to increase the Fund's authorized capital?

Since the number of shares that the Fund has authority to sell is contained in the Fund's Articles, under state law an amendment to the Articles is necessary to increase that number. Currently, the first sentence of Article Fifth of the Fund's Articles states:

     "The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of capital stock, $0.10 par value per share."

If approved, the first sentence of Article Fifth of the Fund's Articles would be amended to read as follows:

     "The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Fifty Million
     (150,000,000) shares of capital stock, $0.10 par value per share."

Approving this amendment, and filing this amendment with the State of California, would legally increase the number of shares the Fund is authorized to sell.

What effect would approval of Proposal 7 have on this Proposal to amend the charter to increase the Fund's authorized capital?

If the proposal to reorganize the Fund into a Delaware business trust (as described above in Proposal 7) is approved, an amendment to the corporate charter under California law would no longer be necessary. The new Delaware business trust would be authorized to issue an unlimited number of shares, and would not need to undergo the time and expense of a shareholder vote each time the number of authorized shares approached the number of Fund shares actually outstanding. However, in the event that Proposal 7 is not approved, the Fund would be required to continue to seek shareholder approval, and amend its charter, each time the Fund needs to increase its total number of authorized shares.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 8

PROPOSAL 9: OTHER BUSINESS

The Directors do not intend to bring any matters before the Meeting other than Proposals 1 through 8 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

(C)  INFORMATION ABOUT THE FUND

   The Investment Manager. Franklin Advisers, Inc. ("Franklin Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Franklin Advisers is wholly owned by Resources.

   The Fund Administrator. Under an agreement with Franklin Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Franklin Advisers and the Fund's principal underwriter.

   The Underwriter. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

   The Custodian. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   Reports to Shareholders and Financial Statements. The Fund's last audited financial statements and annual report, for the fiscal year ended July 31, 1999 is available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.


   Principal Shareholders. As of January 24, 2000, the Fund had 25,627,936 shares outstanding and total net assets of $235,180,429. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.



   As of January 24, 2000, the principal shareholders of the Fund, beneficial or of record, were:

   Name and Address                  Share Class       Percentage (%)
-------------------------------------------------------------------------------


   Franklin Templeton Trust            Class B              8.06
   Company CUST for the
   Rollover IRA of Steven W. Allen
   2624 Quail Valley
   Irving, TX 75060

   Franklin Templeton Trust         Advisor Class           40.38
   Company TTEE for ValuSelect
   Franklin Resources, Inc.
   Profit Sharing Plan1
   P.O. Box 2438
   Rancho Cordova, CA 95741-2438

   1. Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and directors of the Fund, serve on the Administrative Committee of the Franklin Templeton Profit Sharing 401(k) Plan which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr., disclaim beneficial ownership of any share of the fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

   As of January 24, 2000, the officers and Board members, as a group, owned of record and beneficially 1.4% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes.


(C)  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $59,196 and $75,784. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of Franklin Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, Franklin Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Required Vote. Provided that a quorum is present, Proposal 1, the election of Directors, requires that the nine Nominees receiving the greatest number of votes cast at the Meeting will be elected. In the election of Directors each shareholder entitled to vote may, under California law, cumulate his or her votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his or her shares are entitled or distribute his or her votes in the same way among as many candidates as he or she thinks fit. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Sub-Proposal 3a, modification of the Fund's current investment policy to include other precious metals requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy (referred to as a "1940 Act vote"). Sub-Proposal 3b, amending the Fund's charter to change the Fund's name requires the affirmative vote of a majority of the Fund's outstanding shares. Proposal 4, changing the Fund's classification from diversified to non-diversified; Sub-Proposals 5a-5e, amendments to fundamental investment restrictions; and Proposal 6, elimination of fundamental investment restrictions, all require a 1940 Act vote (see Sub-Proposal 3a). Proposal 7, the reorganization of the Fund from a California corporation to a Delaware business trust; Proposal 8, amending the Fund's charter to increase the Fund's authorized capital; and Proposal 9, the transaction of any other business, all require the affirmative vote of a majority of the Fund's outstanding shares. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   Other Matters and Discretion of Attorneys Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                   By order of the Board of Directors,

                                   Deborah R. Gatzek
                                   Secretary

Dated: February 1, 2000

San Mateo, California


EXHIBIT A

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

PROPOSAL                                                               PROPOSED FUNDAMENTAL
OR SUB-                      CURRENT FUNDAMENTAL RESTRICTION           RESTRICTION
PROPOSAL  RESTRICTION        The Fund may not:                         The Fund may not:

4         Diversification    The Fund may not:                         Proposed to be Eliminated.

                             1. Purchase the stock or
                                securities of any issuer other than
                                those of the U.S. or its
                                instrumentalities, if at the time
                                of the investment the effect
                                thereof shall be to cause more
                                than 5% of the value of its
                                assets to be invested at such
                                time in the securities
                                of such issuer.

4         Diversification                                               Proposed to be Eliminated.

                             2. As to 75% of its total
                                assets, purchase stock or
                                securities of an issuer,
                                other than the U.S. or its
                                instrumentalities, if the
                                effect thereof shall be to cause
                                more than 10% of the voting
                                securities of such issuer to be
                                held by the fund.



 5a        Borrowing         3. Borrow money in an amount                Borrow money, except that
                                in excess of 5% of the value of          the fund may borrow money
                                its total assets, and then only          from banks or affiliated
                                from banks for temporary or              investment companies to the
                                emergency purposes, and not              extent permitted by the 1940
                                for direct investment in securities.     Act, or any exemptions therefrom
                                                                         which may be granted by the SEC,
                                                                         or for temporary or emergency
                                                                         purposes and then in an amount not
                                                                         exceeding 331/3% of the value of
                                                                         the fund's total assets (including
                                                                         the amount borrowed).

5b      Underwriting         5. Underwrite the securities of             Act as an underwriter except
                                other issuers or invest more             to the extent the fund may
                                than 10% of its assets in illiquid       be deemed to be an underwriter
                                securities, including certain            when disposing of securities
                                securities with legal or contractual     it owns or when selling its own
                                restrictions on resale.                  shares.

5c      Lending              4. Lend its assets, except through          Make loans to other persons except
                                the purchase or acquisition of bonds,    (a) through the lending of its portfolio
                                debentures, or other debt securities     securities, (b) through the purchase
                                of a type customarily purchased by       of debt securities, loan participations
                                institutional investors, or through      and/or engaging in direct corporate
                                loans of its portfolio securities, or to loans in accordance with its investment
                                the extent the entry into a repurchase   objectives and policies, and (c)
                                agreement may be deemed a loan.          to the extent the entry into a repurchase
                                                                         agreement is deemed to be a loan.
                                                                         The fund may also make loans to
                                                                         affiliated investment
                                                                         companies to the extent permitted
                                                                         by the 1940 Act or any exemptions therefrom
                                                                         which may be granted by the SEC.

5d       Commodities         8. Invest in commodities or commodity       Purchase or sell real estate and
                                contracts, except that it may invest in  commodities, except that the fund may
                                gold bullion and foreign currency in     purchase or sell securities of real
                                the form of gold coins.                  estate investment trusts, may purchase or
                                                                         sell currencies, may enter into
                                                                         futures contracts on securities, currencies,
                                                                         and other indices or any other
                                                                         financial instruments, and may purchase and
                                                                         sell options on such futures contracts,
                                                                         and may also invest in gold bullion
                                                                         and foreign currency in the form of gold coins.

5d       Real Estate         9. Invest directly in real estate           Purchase or sell real estate
                                (although it may invest in real estate   and commodities, except that the
                                investment trusts). . . .                fund may purchase or sell securities
                                                                         of real estate investment trusts,
                                                                         may purchase or sell currencies, may
                                                                         enter into futures contracts on
                                                                         securities, currencies, and other
                                                                         indices or any other financial
                                                                         instruments, and may purchase and
                                                                         sell options on such futures
                                                                         contracts, and may also invest in
                                                                         gold bullion and foreign currency
                                                                         in the form of gold coins.

5e    Senior Securities          Issue senior securities, as             Issue securities senior to the
                                 defined in the Investment               fund's presently authorized
                                 Company Act of 1940, except             shares of beneficial interest. Except
                                 that this restriction shall             that this restriction shall not
                                 not be deemed to prohibit the           be deemed to prohibit the fund from (a)
                                 fund from (a) making any                making any permitted borrowings,
                                 permitted borrowings, mortgages         loans, mortgages or pledges,
                                 or pledges, or (b) entering             (b) entering into options, futures
                                 into repurchase transactions.           contracts, forward contracts,
                                                                         repurchase transactions, or reverse
                                 Note: This policy is presently          repurchase transactions, or (c) making
                                 a non-fundamental policy. If            short sales of securities to the
                                 shareholders approve Sub-Proposal       extent permitted by the 1940 Act and any
                                 5e, this policy will be a               rule or order thereunder, or SEC
                                 fundamental policy.                     staff interpretations thereof.

6   Illiquid Securities       5. Underwrite the securities of            Proposed to be Eliminated.
                                 other issuers or invest more
                                 than 10% of its assets in illiquid
                                 securities, including certain
                                 securities with legal or contractual
                                 restrictions on resale.

6   Control or Management     6. Invest in securities for the purpose    Proposed to be Eliminated.
                                 of exercising management or control
                                 of the issuer.

6   Margin Account;
    Short Sales               7. Maintain a margin account with a        Proposed to be Eliminated.
                                 securities dealer or effect short sales.


6   Investment                9. Invest... in the securities             Proposed to be Eliminated.
    in Other Investment          of other open-end investment
    Companies                    companies, except that securities
                                 of another open-end investment
                                 company may be acquired pursuant
                                 to a plan of reorganization,
                                 merger, consolidation, or acquisition,
                                 and except to the extent the
                                 fund invests its uninvested
                                 daily cash balances in shares of
                                 Franklin Money Fund and other
                                 money market funds in the Franklin
                                 Group of Funds, provided (i) its
                                 purchases and redemptions of such money
                                 market fund shares may not be
                                 subject to any purchase or redemption
                                 fees, (ii) its investments may not
                                 be subject to duplication of
                                 management fees, nor to any charge
                                 related to the expenses of
                                 distributing the fund's shares
                                 (as determined under Rule 12b-1,
                                 as amended under the federal
                                 securities laws), and (iii)
                                 provided aggregate investments
                                 by the fund in any such money
                                 market fund do not exceed (A)
                                 the greater of (i) 5% of the
                                 fund's total net assets or (ii)
                                 $2.5 million, or (B) more than 3%
                                 of the outstanding shares of
                                 any such money market fund.


6     Securities             10. Invest in assessable securities         Proposed to be Eliminated.
      with Unlimited             or securities involving unlimited
      Liability                  liability on the part of the fund.

6     Management             11. Purchase or retain in its               Proposed to be Eliminated.
      Ownership of               portfolio any security if any officer,
      Securities                 director, or security holder of
                                 the issuer is at the same time
                                 an officer, director, or employee
                                 of the fund or of the fund's
                                 manager and this person owns
                                 beneficially more than 1/2 of
                                 1% of the securities and if
                                 all persons owning more than
                                 1/2 of 1% own more than 5%
                                 of the outstanding securities
                                 of the issuer.



EXHIBIT B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization (the "Agreement") is made this __ day of ______________, 2000 by and between Franklin Gold Fund, a corporation created under the laws of the State of California (the "Fund"), and Franklin Gold and Precious Metals Fund, a business trust created under the laws of the State of Delaware (the "Trust").

    In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

    (a)Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust, at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, and taxes assessed by the State of California, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of each class of the Trust equal in number to the number of full and fractional shares outstanding of each class of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

    (b)The Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the Trust such shareholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the Trust shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the Trust. Each shareholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the Trust. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

    (c)As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under California law to terminate the Fund.

2. Closing and Effective Date of the Reorganization. The Closing shall commence at ________ Pacific time on April 9, 2000 or on such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and the Trust at 777 Mariners Island Boulevard, San Mateo, CA 94404.

3. Conditions Precedent. The obligations of the Fund and the Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

    (a)Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

    (b)One or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined under the supervision of the Directors of the Fund to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

    (c)Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

    (d)Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

    (e)The Fund shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and
(iii) the Trust is duly organized and validly existing under the laws of the State of Delaware;

    (f)The Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of California;

    (g)The shares of the Trust shall have been duly registered, qualified or otherwise authorized for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;


    (h)This Agreement and the reorganization contemplated hereby shall have been adopted by an affirmative vote of at least a majority the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended) at a meeting of shareholders of such Fund;


    (i)The Trustees shall have taken the following action at a meeting duly called for such purposes:

       (1) Approval of the Trust's Custodian Agreement;

       (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants for the fiscal year ending July 31, 2000;

       (3) Approval of the investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

       (4) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of the Trust, to the Fund in consideration for the payment of the current public offering price of each corresponding class of the Trust, for the purpose of enabling the Fund to vote on matters referred to in paragraph (j) of this Section 3;

       (5) Approval of the submission of the matters referred to in paragraph
(j) of this Section 3 to the Fund as sole shareholder of the Trust; and

       (6) Authorization of the issuance by the Trust of shares of the Trust on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

    (j)The shareholders of the Fund shall have voted to approve the Reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing the Fund to vote, as sole shareholder of each class of the Trust, to:

       (1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Messrs. Abbott, Ashton, Burns, Fortunato, Johnson, Johnson, Jr., LaHaye, Macklin and Wiskemann;

    (2)Select PricewaterhouseCoopers LLP as the independent public accountants for the Trust for the fiscal year ending July 31, 2000; and

    (3)Approve a new investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

    and the Fund shall have voted to approve each such item.

    At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

4. Termination. The Board of Directors of the Fund may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

5. Entire Agreement. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. Further Assurances. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. Governing Law. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

    IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its ____________ and attested by its ____________, all as of the day and year first-above written.

Attest:                             Franklin Gold and Precious Metals Fund
                                    (a Delaware business trust)

By: _______________________________ By: _______________________________

Attest:                             Franklin Gold Fund
                                    (a California Corporation)

By: _______________________________ By: _______________________________




EXHIBIT C



                COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
             DELAWARE BUSINESS TRUSTS AND CALIFORNIA CORPORATIONS

                      Delaware Business Trusts     California Corporations
-------------------------------------------------------------------------------

Governing Documents


       A Delaware Business Trust (a "DBT") is created by a              A California corporation (a "corporation") is created by
       governing instrument (which may consist of one or more           filing articles of incorporation with the Secretary of State
       instruments, including an agreement and declaration of trust     of California. The law governing corporations is referred to
       and By-Laws) and a Certificate of Trust, which must be filed     in this chart as the "California Act."
       with the Delaware Secretary of State. The law governing DBTs is referred to in this chart as the "Delaware Act."


       A DBT is an unincorporated association organized under the       A corporation is incorporated under the California Act. A
       Delaware Act which operates similar to a typical                 corporation's operations are governed by its articles of
       corporation. A DBT's operations are governed by a trust          incorporation and By-Laws and its business and affairs are
       instrument and By-Laws and its business and affairs are          managed by or under the direction of a Board of Directors.
       managed by or under the direction of a Board of Trustees.

       A DBT organized as an open-end investment company is subject     A corporation organized as an open-end investment company is
       to the Investment Company Act of 1940, as amended (the "1940     subject to the 1940 Act. Shareholders own shares of "common
       Act"). Shareholders own shares of "beneficial interest" as       stock."
       compared to the shares of "common stock" issued by
       corporations.

Multiple Series
 and Classes

      Under the Delaware Act, a declaration of trust may provide       The California Act authorizes a corporation to issue one or
      for classes, groups or series of shares, or classes, groups      more classes or series of common stock. A corporation
      or series of shareholders, having such relative rights,          issuing multiple series or classes must describe in its
      powers and duties as the declaration of trust may provide.       articles of incorporation the number of shares allocated to
      The series and classes of a DBT may be described in the          each series and/or class, and set forth the designation of
      declaration of trust or in resolutions adopted by the Board      each series and/or class (or provide that the Board may
      of Trustees. Neither state filings nor shareholder approval      determine or alter the designation of each class and the
      are required to create series or classes. The Directors of       rights, preferences, privileges and restrictions granted to
      Franklin Gold Fund ("the CA Corporation") have proposed to       or imposed upon each series or class). As a result, a
      reorganize the CA Corporation from a corporation into a          corporation is required to obtain shareholder approval to
      Delaware business trust (the "DE Trust"). The DE Trust's         increase the number of shares the corporation is authorized
      Declaration of Trust permits the creation of multiple series     to issue, and to file with the state an amendment to the
      and classes and establishes the provisions relating to           articles of incorporation reflecting that increase.
      shares.

      The Delaware Act explicitly provides for a reciprocal            The California Act does not contain statutory provisions
      limitation of interseries liability. Generally, the debts,       addressing interseries liability in the context of a
      liabilities, obligations and expenses incurred, contracted       multiple series investment company. The California Act does,
      for or otherwise existing with respect to a particular           however, provide that a corporation which is authorized to
      series of a multiple series investment company registered        issue more than one series or class of shares shall set
      under the 1940 Act are enforceable only against the assets       forth any preferences and restrictions relating to each such
      of such series, and not against the assets of the DBT, or        series or class in its articles of incorporation. Therefore,
      any other series, provided that the DBT separately maintains     a corporation could incorporate a provision limiting
      the records and assets of the series and makes certain           interseries liability in its articles of incorporation.
      disclosures in its governing instruments.                        Notwithstanding, it remains uncertain whether such a
                                                                       provision can validly limit interseries liability.

      The Declaration of Trust for the DE Trust specifically           The CA Corporation does not address interseries liability in
      limits interseries liability. However, a court applying          its Articles of Incorporation or By-Laws.
      federal securities law may not respect provisions that serve to limit the liability of one series of an investment
      company's shares for the liabilities of another series.
      Accordingly, provisions relating to series liability
      contained in the Declaration of Trust may be preempted by
      the way in which the courts interpret the 1940 Act.

Shareholder Voting
Rights and Proxy
Requirements

 The Declaration of Trust for the DE Trust provides that               Each outstanding share of a corporation is generally
 shareholders of record of each share are entitled to one              entitled to one vote on each matter submitted to a vote of
 vote for each full share, and a fractional vote for each              shareholders (the California Act makes no mention of
 fractional share. In addition, shareholders are not entitled          fractional shares). Shareholders are entitled to cumulative
 to cumulative voting for electing a Trustee(s). The DE                voting when electing Directors. The California Act permits
 Trust's Declaration of Trust further provides that voting             separate voting by series or class. The CA Corporation's
 will occur separately by series, and if applicable, by                By-Laws provide that voting shall occur separately by class
 class, subject to: (i) the requirements of the 1940 Act               when (i) required by the California Act or the 1940 Act or
 where shares of the DE Trust must be voted in the aggregate           (ii) the matter only affects a particular class.
 without reference to series or class, and (ii) where the
 matter affects only a particular series or class.

 The By-Laws for the DE Trust permit the DE Trust to accept            Similar to the By-Laws for the DE Trust, the California Act
 proxies by any electronic, telephonic, computerized                   permits a corporation to accept written proxies as well as
 telecommunications or other reasonable alternative to the             proxies submitted by electronic or telephonic means. The CA
 execution of a written instrument authorizing the proxy to            Corporation's By-Laws provide that all proxies shall be in
 act, provided such authorization is received within eleven            writing and signed by the shareholder or his duly authorized
 (11) months before the meeting.                                       attorney. The By-Laws further provide that proxies shall be effective for eleven (11) months, unless the proxy provides for a longer effective period.

Shareholder Meetings

The Delaware Act permits special shareholder meetings to be           The California Act requires corporations operating as
called for any purpose. However, the governing instrument             registered investment companies to hold shareholder meetings
determines shareholders' rights to call meetings. The                 when required to do so under the 1940 Act. The California
Declaration of Trust for the DE Trust provides that the               Act also provides that special shareholder meetings may be
Board of Trustees shall call shareholder meetings for the             called by the Board, the Chairman of the Board, the
purpose of: (i) electing Trustees, (ii) for such other                President of the corporation, the holders of at least 10% of
purposes as may be prescribed by law, the Declaration of              the outstanding voting shares, or other persons given the
Trust or the By-Laws, and (iii) taking action upon any other          privilege to call such meetings, pursuant to the articles of
matter deemed by the Trustees to be necessary or desirable.           incorporation or By-Laws. The CA Corporation's By-Laws
The By-Laws further provide that a special meeting may be             provide that shareholder meetings shall be called by the
called at any time by the Board of Trustees, by the                   Board of Directors to elect Directors and for such other
Chairperson of the Board, or by the President or any Vice             business that may properly arise. In addition, the By-Laws
President or the Secretary and any two (2) Trustees. An               provide that special meetings may be called by the President
annual shareholder meeting is not required by either the              or any three of the Directors, or by the holders of twenty
Delaware Act, or the DE Trust's Declaration of Trust, or the          percent (20%) of the shares entitled to vote at the meeting.
By-Laws.                                                              The CA Corporation is not required to hold annual meetings under either the California Act, or its Articles of
                                                                      Incorporation or By-Laws.

Quorum Requirement

Except when a larger quorum is required by law, the By-Laws,          The CA Corporation's By-Laws generally mirror the California
or the Declaration of Trust, the DE Trust's Declaration of            Act, providing that a majority of the shares entitled to
Trust provides that forty percent (40%) of the shares                 vote shall constitute a quorum at a shareholder meeting.
entitled to vote shall constitute a quorum at a shareholder
meeting.

Action Without
Shareholder Meeting

Delaware law permits the governing instrument to set forth            The California Act provides that unless the articles of
the procedure whereby action required to be approved by               incorporation provide otherwise, any action which may be
shareholders at a meeting may be done by consent. The DE              taken at any annual or special meeting of shareholders may
Trust's Declaration of Trust provides that any action taken           be taken without a meeting and without prior notice, if
by shareholders may be taken without a meeting if                     shareholders having not less than the minimum number of
shareholders holding a majority of the shares entitled to             votes that would be necessary to take such action at a
vote on the matter (or such larger proportion as shall be             meeting at which all shares entitled to vote thereon were
required by any express provision of the Declaration of               present and voted, consent to the action in writing. Both
Trust or By-Laws) and holding a majority (or such larger              the CA Corporation's Articles of Incorporation and By-Laws
proportion as aforesaid) of the shares of any series (or              are silent with regard to shareholder action by written
class) entitled to vote separately on the matter consent to           consent.
the action in writing.

Amendments to
Governing Documents

The Delaware Act provides broad flexibility with respect to           When amending its articles of incorporation, a corporation
amending the governing documents of a DBT.                            is generally required to obtain the approval of the Board of
                                                                      Directors and the shareholders, and to file a certificate of amendment with the state.

The DE Trust's Declaration of Trust provides that the                 The CA Corporation's Articles of Incorporation do not
Declaration of Trust may be restated and/or amended at any            contain any provisions regarding the amendment of the
time by an instrument in writing signed by a majority of the          Articles of Incorporation.
then Trustees, and if required, by approval of such
amendment by shareholders in accordance with the quorum and
required voting requirements as set forth in the Declaration of Trust.

The By-Laws of the DE Trust may be amended or repealed by             Most provisions of the By-Laws may be amended or repealed by
the affirmative vote or written consent of a majority of the          a majority of the outstanding shares entitled to vote, or by
outstanding shares entitled to vote, or by the Board of               the Board of Directors, subject to the rights of the
Trustees subject to the rights of the shareholders.                   shareholders. Certain provisions may be amended only by
                                                                      shareholders.

Matters Requiring
Shareholder Approval

The Delaware Act affords Trustees the ability to easily               Under the California Act, shareholders have the ability to
adapt a DBT to future contingencies. For example, Trustees            vote on the following matters: (i) the election and removal
have the authority to incorporate a DBT, to merge or                  of Directors; (ii) certain amendments to the articles of
consolidate with another entity, to cause multiple series of          incorporation and By-Laws; and (iii) with regard to a
a DBT to become separate trusts, to change the domicile, or           merger, reorganization, or transfer or sale of all or
to liquidate a DBT, all without having to obtain a                    substantially all of the corporation's assets other than in
shareholder vote.                                                     the ordinary course of business.


The Declaration of Trust for the DE Trust, consistent with            The By-Laws broadly provide that shareholders shall have the
the Delaware Act, affords shareholders the power to vote on           right to vote at any meeting of shareholders or at any
the following matters: (i) the election or removal of                 election of the CA Corporation.
Trustees; (ii) as required by the Declaration of Trust, the
By-Laws, the 1940 Act or the DE Trust's registration                  The CA Corporation's By-Laws provide that when a quorum is
statement; and (iii) other matters deemed by the Board of             present, a majority of the shares voted shall be sufficient
Trustees to be necessary or desirable.                                to elect Directors and take any action, unless a larger vote is required by the Articles of Incorporation, the By-Laws or
The Declaration of Trust also provides that when a quorum is          by applicable law. In the event that shareholders vote
present, a majority of the votes cast shall decide any                cumulatively for Directors, the available Director slots
issues and a plurality shall elect a Trustee, unless a                shall be filled by those candidates receiving the highest
larger vote is required by the Declaration of Trust, the              number of affirmative votes of the shares entitled to be
By-Laws or by applicable law.                                         voted.

Record Date/Notice

The Delaware Act permits a governing instrument to provide            The California Act provides that a corporation may set a
for the establishment of record dates for determining voting          record date which is not more than sixty (60) nor less than
rights.                                                               ten (10) days before a meeting.

The Declaration of Trust for the DE Trust provides that the           The CA Corporation's By-Laws permit the Directors to set a
Board of Trustees may fix in advance a record date which              record date which shall not be more than fifty (50) days
shall not be more than ninety (90) days, nor less than seven          before the date of any shareholder meeting.
(7) days, before the date of any such meeting.

The By-Laws for the DE Trust provide that all notices of              The By-Laws for the CA Corporation provide that all notices
shareholder meetings shall be sent or otherwise given to              of shareholder meetings shall be sent to shareholders not
shareholders not less than seven (7) days nor more than               less than ten (10) days before the date of the meeting.
seventy-five (75) days before the date of the meeting.

Removal of Trustees/
Directors

The Delaware Act is silent with respect to the removal of             Under the California Act, a Director may be removed with or
Trustees. However, the DE Trust's Declaration of Trust                without cause by the affirmative vote of a majority of the
states that the Board of Trustees, by action of a majority            outstanding shares entitled to vote. However, no Director
of the then Trustees at a duly constituted meeting, may fill          may be removed (unless the entire Board of Directors is
vacancies in the Board of Trustees or remove Trustees with            removed) when the votes cast against removal would be
or without cause.                                                     sufficient to elect the Director if voted cumulatively at an election.

Shareholder Rights
of Inspection

The Delaware Act sets forth the rights of shareholders to             Like the Delaware Act, the California Act permits
gain access to and receive copies of certain DBT trust                shareholders to make reasonable demands to gain access to,
documents and records. This right is qualified by the extent          and receive copies of, certain corporate documents and
otherwise provided in the governing instrument of the DBT as          records. Specifically, a shareholder may, upon written
well as a reasonable demand standard related to the                   demand and for a purpose reasonably related to such
shareholder's interest as an owner of the DBT.                        shareholder's interest as a shareholder, inspect and copy
                                                                      the accounting books and records, minutes of shareholder and board meetings, and the record of shareholders' names and
                                                                      addresses at any time during normal business hours.

Consistent with Delaware law, the By-Laws of the DE Trust             Neither the Articles of Incorporation nor the By-Laws of the
provide that a shareholder shall have the right to inspect            CA Corporation address shareholder inspection rights.
and copy the minutes and accounting books and records of the company upon written demand at any reasonable time during
usual business hours for a purpose reasonably related to the shareholder's interest as a shareholder.

Shareholder Liability

Personal liability is limited by the Delaware Act to the              The California Act generally limits a shareholder's personal
amount of investment in the DBT, and may be further limited           liability to the amount of his or her investment in the
or restricted by the governing instrument. Shareholders of a          corporation. However, a shareholder of a corporation may be
DBT are entitled to the same limitation of personal                   held liable for the amount of any distribution he or she
liability extended to stockholders of a private corporation           accepts with the knowledge that the distribution was made in
organized for profit under the general corporation law of             violation of the California Act. There is no specific
the State of Delaware. The DE Trust's Declaration of Trust            mention of shareholder liability in the CA Corporation's
specifically limits the personal liability of shareholders.           Articles of Incorporation or By-Laws.

Trustee/Director Liability

Subject to the declaration of trust, the Delaware Act                 The California Act provides that a Director, when acting in
provides that a Trustee, when acting in such capacity, may            such capacity, shall not be subject to liability if the
not be held personally liable to any person other than the            Director performs his or her duties in accordance with the
DBT or a shareholder for any act, omission or obligation of           standard provided under California law. The California Act
the DBT or any Trustee. A Trustee's duties and liabilities            requires Directors to act in good faith and in a manner
to the DBT and its shareholders may be expanded or                    which they believe to be in the best interests of the
restricted by the provisions of the Declaration of Trust.             corporation and its shareholders, and to exercise such care as an ordinarily prudent person in a like position would use under similar circumstances. A corporation may not limit a
                                                                      Director's liability for acts involving intentional
                                                                      misconduct, bad faith, or a reckless disregard for the
                                                                      Director's duty to the corporation, or for acts or omissions that constitute an unexcused pattern of inattention. The
                                                                      California Act further provides that a corporation may not limit a Director's liability in connection with the approval of improper distributions to shareholders, or with regard to interested transactions or transactions for which the
                                                                      Director derived an improper personal benefit.

The DE Trust's Declaration of Trust shields Trustees from             The CA Corporation's Articles of Incorporation and By-Laws
liability for the acts or omissions of any officer, agent,            do not contain provisions protecting Directors from
employee, manager or principal underwriter or other Trustee.          liability for any neglect or wrongdoing.
Trustees and officers of the DE Trust may be held liable to
the DE Trust for willful misfeasance, bad faith, gross
negligence or reckless disregard of the duties involved in
the conduct of their office as a Trustee or officer, but may not be held liable for errors of judgment or mistakes of
fact or law. In addition, the Declaration of Trust also
provides that Trustees, acting in their capacity as
Trustees, shall not be personally liable for acts done by or on behalf of the DE Trust.

Indemnification

The Delaware Act permits a DBT to indemnify and hold                  The California Act allows a corporation to indemnify and
harmless any Trustee, shareholder or agent from and against           hold harmless Directors and officers. Accordingly, the CA
any and all claims and demands. Consistent with the Delaware          Corporation's By-Laws provide for the indemnification of any
Act, the Declaration of Trust for the DE Trust provides for           Director or officer for claims arising out of or related to
the indemnification of officers and Trustees from and                 the performance of their duties as an officer or Director.
against any and all claims and demands arising out of or              Like the DE Trust, the CA Corporation does not indemnify
related to the performance of their duties as an officer or           Directors and officers from and against liability incurred
Trustee. The DE Trust will not indemnify, hold harmless or            by reason of willful misfeasance, bad faith, gross
relieve Trustees from liability which results from willful            negligence or reckless disregard of their duties.
misfeasance, bad faith, gross negligence or reckless
disregard of their duties.

The Declaration of Trust of the DE Trust also provides that           Neither the California Act nor the Articles of Incorporation
any shareholder or former shareholder that is exposed to              or By-Laws of the CA Corporation contain specific provisions
liability by reason of a claim or demand related to such              permitting the indemnification of shareholders.
person having been a shareholder, and not because of his or
her acts or omissions, shall be entitled to be held harmless and indemnified out of the assets of the DE Trust.

Insurance

The Delaware Act does not contain a provision specifically            Under the California Act, a corporation may purchase and
related to insurance. The DE Trust's Declaration of Trust             maintain insurance on behalf of any Director, officer,
provides that the Trustees shall be entitled and empowered            employee, or other agent of the corporation against any
to the fullest extent permitted by law to purchase insurance          liability asserted against or incurred by such person in
with the DE Trust's assets for liability and for all                  such capacity or arising out of the person's status as a
expenses reasonably incurred or paid or expected to be paid           Director, officer, employee or agent of the corporation. A
by a Trustee or officer in connection with any claim or               corporation may carry such insurance regardless of whether
proceeding in which he or she becomes involved by virtue of           it would have the power to indemnify the person against the
his or her capacity (or former capacity) with the DE Trust,           liability.
whether or not the DE Trust would have the power to
indemnify against such liability.

The By-Laws of the DE Trust permit insurance coverage only            The Articles of Incorporation and By-Laws of the CA
to the extent that the DE Trust would have the power to               Corporation do not contain provisions regarding the purchase
indemnify against such liability.                                     of insurance coverage for the benefit of Directors,
                                                                      officers, employees and agents of the CA Corporation.
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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY
























                      Please detach at perforation before mailing.



PROXY                                                                   PROXY
                       SPECIAL SHAREHOLDERS' MEETING OF
                              FRANKLIN GOLD FUND
                                MARCH 14, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, and
Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Gold Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Meeting to be held at 777
Mariners Island  Boulevard,  San Mateo, CA 94404 at 2:00 p.m.,  Pacific time on
March 14, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL
SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM
                                          VOTE VIA THE TELEPHONE:
                                          1-800-597-7836
                                          CONTROL NUMBER:

                                          Note:  Please  sign  exactly  as your
                                          name   appears  on  the   proxy.   If
                                          signing   for   estates,   trusts  or
                                          corporations,   title   or   capacity
                                          should  be  stated.   If  shares  are
                                          held jointly, each holder must sign.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Date


   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                        REQUIRED IF MAILED IN THE U.S.

                           (Please see reverse side)



                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                 Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FRANKLIN GOLD
FUND (THE "FUND").  IT WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS
MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL
NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING ALL SUB-PROPOSALS), 4, 5 (INCLUDING
ALL SUB-PROPOSALS), 6, 7, AND 8.  IF ANY OTHER MATTERS PROPERLY COME BEFORE
THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF
THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN
ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS.  MANAGEMENT IS NOT
AWARE OF ANY SUCH MATTERS.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  YOU  VOTE IN FAVOR OF
PROPOSALS 1 - 8.



1. Election of Directors.  To withhold authority to vote for any individual
   nominee, strike a line through the nominee's name in the list below.             OR  all    Vote Withheld    FOR all nominees
                                                                                    ominees      for all       (except as marked
   01 Frank H. Abbott, III     02 Harris J. Ashton       03 Harmon E. Burns                                     to the contrary)
   04 S. Joseph Fortunato      05 Charles B. Johnson     06 Rupert H. Johnson, Jr.      [ ]       [ ]             [ ]
   07 Frank W.T. LaHaye        08 Gordon S. Macklin      09 R. Martin Wiskemann
                                                                                      FOR      AGAINST           ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's                  [ ]       [ ]             [ ]
   independent auditors for the Fund's fiscal year ending July 31, 2000.

3. To modify the Fund's investment focus and to change the Fund's name                  [ ]       [ ]             [ ]
   (includes two (2) Sub-Proposals).                                                    [ ]
   3.a.    To modify the Fund's current investment criteria to include other
           precious metals in addition to gold as the principal investment focus.       [ ]       [ ]             [ ]
   3.b.    To amend the Fund's charter to change the Fund's name to reflect its revised investment focus, in the event that Sub-Proposal 3a
           is approved.                                                                 [ ]       [ ]             [ ]

4. To change the classification of the Fund from a diversified fund to a
   non-diversified fund.                                                                [ ]       [ ]             [ ]

5. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals).
   5.a.    Borrowing                                                                    [ ]       [ ]             [ ]
   5.b.    Underwriting                                                                 [ ]       [ ]             [ ]
   5.c.    Lending                                                                      [ ]       [ ]             [ ]
   5.d.    Real estate and commodities                                                  [ ]       [ ]             [ ]
   5.e.    Issuing senior securities                                                    [ ]       [ ]             [ ]

6. To approve the elimination of certain of the Fund's fundamental
   investment restrictions.                                                             [ ]       [ ]             [ ]
7. To approve the reorganization of the Fund from a California corporation
   to a Delaware business trust.                                                        [ ]       [ ]             [ ]
8. To amend the Fund's charter to increase the Fund's authorized capital in
   the event that Proposal 7 is not approved.                                           [ ]       [ ]             [ ]
9. To grant the proxyholders the authority to vote upon any other business             GRANT    WITHHOLD        ABSTAIN
   that may properly come before the Meeting or any adjournments thereof.               [ ]       [ ]             [ ]



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


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YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR
PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

1. Read your proxy statement and have it at hand.
2. Call toll-free 1-800-597-7836 OR GO TO WEBSITE:
      HTTPS://VOTE.PROXY-DIRECT.COM
3. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do NOT mail your Proxy Card when you vote by phone or internet.




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